UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 700, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 12, 2026, Flowserve Corporation, a New York corporation (the “Company”), issued $500 million aggregate principal amount of its 5.700% Senior Notes due 2036 (the “Notes”). The Notes were issued pursuant to a Senior Indenture, dated as of September 11, 2012 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as Trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of May 12, 2026 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used in this current report and not defined herein have the meanings ascribed to them in the Indenture.

Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2026. The Notes mature on May 15, 2036.

In the event that (i) the Company’s acquisition of Trillium Flow Technologies Valves Division (the “Trillium Flow Acquisition”) is not consummated on or prior to February 4, 2027 or such later date as the parties to the purchase agreement may agree as the “Longstop Date” thereunder, or (ii) the purchase agreement related thereto is terminated without the Trillium Flow Acquisition being consummated, the Company will be required to redeem all of the outstanding Notes at a redemption price equal to 101% of the aggregate principal amount of such Notes plus accrued interest thereon, if any, to the Redemption Date (such required redemption, a “Special Mandatory Redemption”).

Prior to February 15, 2036 (three months prior to their maturity date) (the “Par Call Date”), the Company may redeem the Notes at the Company’s option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the Redemption Date; and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

The Notes are subject to redemption upon at least 10 days’ but not more than 60 days’ prior written notice before the Redemption Date to each holder of Notes to be redeemed.

The Indenture contains customary terms and covenants, including covenants that limit, among other things, the ability of (i) the Company and its Material Subsidiaries to create liens on any Principal Property that secure indebtedness unless the Notes are secured equally and ratably with such indebtedness and (ii) the Company to consolidate with or merge into any other entity or sell, transfer or lease all or substantially all of the Company’s assets to another entity. Under certain events of default, including, without limitation, failure to pay when due any principal amount, certain cross defaults to other instruments or failure to make the Special Mandatory Redemption, if required, the Trustee may (and at the direction of the Holders of at least 25% in principal amount of the outstanding Notes shall) declare the principal amount of the Notes to be due and payable immediately. In the case of certain events of bankruptcy or insolvency of the Company or any Significant Subsidiary, the principal amount of the Notes will be automatically due and payable immediately.

The Notes are the Company’s general senior unsecured obligations, are not guaranteed by any of the Company’s subsidiaries, rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness and are effectively subordinated to all indebtedness and other liabilities of the Company’s subsidiaries and to all of the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the Sixth Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the Sixth Supplemental Indenture, is filed as Exhibit 4.3 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the offering of the Notes, Gibson, Dunn & Crutcher LLP delivered a legal opinion with respect to the validity of the Notes, which opinion is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement on Form S-3 (No. 333-286219), filed with the Securities and Exchange Commission on March 28, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Senior Indenture, dated as of September 11, 2012, by and between Flowserve Corporation and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as Trustee (incorporated by reference herein to Exhibit 4.1 to the Form 8-K filed with the Securities and Exchange Commission on September 11, 2012).

4.2	Sixth Supplemental Indenture, dated as of May 12, 2026, between Flowserve Corporation and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as Trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the validity of the Notes.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Date: May 12, 2026	By:	/s/ Amy B. Schwetz
Amy B. Schwetz Senior Vice President, Chief Financial Officer